UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2016

Origo Acquisition Corporation

 (Exact name of registrant as specified in its charter)

Cayman Islands	001-36757	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 634 - 4512

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, ORIGO ACQUISITION CORPORATION (“ORIGO”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ORIGO’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION WITH AINA LE’A, INC. (“AINA LE’A”), AS DESCRIBED IN THIS REPORT.

SHAREHOLDERS OF ORIGO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, ORIGO’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), IN CONNECTION WITH ORIGO’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ORIGO’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2015 AND PROXY STATEMENT ON SCHEDULE 14A, FILED WITH THE SEC ON NOVEMBER 30, 2016 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF ORIGO’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. ORIGO’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SECURITY HOLDERS OF ORIGO AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SECURITY HOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ORIGO ACQUISITION CORPORATION, 708 THIRD AVENUE, NEW YORK, NEW YORK 10017. THESE DOCUMENTS, ONCE AVAILABLE, AND ORIGO’S ANNUAL REPORT ON FORM 10-K AND PROXY STATEMENT ON SCHEDULE 14A, FILED WITH THE SEC ON NOVEMBER 30, 2016 CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

PARTICIPANTS IN THE SOLICITATION

ORIGO AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATIONS OF PROXIES FROM ORIGO’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING ORIGO’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ORIGO’S PROXY STATEMENT ON SCHEDULE 14A, FILED WITH THE SEC ON NOVEMBER 30, 2016. ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTION WITH AINA LE’A WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF ORIGO OR AINA LE’A, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE “EXCHANGE ACT”). THE ACTUAL RESULTS MAY DIFFER FROM ITS EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, ORIGO’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE TRANSACTIONS DESCRIBED HEREIN; APPROVAL OF THE TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN ORIGO’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING ORIGO AND AINA LE’A, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO ORIGO, AINA LE’A, AND AINA LE’A’S SHAREHOLDERS OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER ORIGO, AINA LE’A NOR AINA LE’A’S SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 1.01 Entry Into A Material Definitive Agreement.

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof.  The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.  Origo’s shareholders, warrant holders and other interested parties are urged to read such agreement in its entirety.  Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

General Description of the Merger Agreement and Merger Consideration

On  December 19, 2016, Origo Acquisition Corporation, a Cayman Islands company (“Origo”), entered into a Merger Agreement (the “Merger Agreement”) with Aina Le’a Inc., a Delaware corporation (“Aina Le’a”), Aina Le’a Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Aina Le’a (“Merger Sub”), and Jose Aldeanueva, in the capacity as the representative for the stockholders of Origo as of the Effective Time (as defined below) and their successors and assign (the “OAC Representative”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Origo will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, Origo will cease to exist and the holders of Origo equity securities and warrants, options and rights to acquire or convert into Origo equity securities will convert into Aina Le’a equity securities and warrants, options and rights to acquire or convert into Aina Le’a equity securities. More specifically, at the effective time of the Merger (the “Effective Time”):

•	all the issued and outstanding Origo ordinary shares, par value $0.0001 per share (each, an “Origo Ordinary Share”), will no longer be outstanding and will automatically be cancelled in exchange for the right of the holder thereof to receive for each Origo Ordinary Share held 0.600 shares (the “Per Share Merger Consideration”) of Aina Le’a common stock, par value $0.001 per share (“AL Common Stock”);

•	each outstanding right to receive 1/10th of an Origo Ordinary Share upon the closing of Origo’s initial business combination (an “Origo Right”) that was included as part of Origo’s units (an “Origo Unit”) sold in its initial public offering (the “IPO”) and private placement will be converted into 1/10th of an Origo Ordinary Share at the Effective Time and be converted into AL Common Stock on the basis of the Per Share Merger Consideration with the other outstanding Origo Ordinary Shares;

•	all outstanding warrants to acquire Origo Ordinary Shares (“Origo Warrants”) will be automatically cancelled and replaced with warrants to acquire AL Common Stock (“Replacement Warrants”), with the number of shares and exercise price thereunder equitably adjusted based on the Per Share Merger Consideration;

•	each outstanding unseparated Origo Unit will automatically separate immediately prior to the Effective Time into an Origo Ordinary Share, an Origo Warrant and an Origo Right, and convert into the applicable Merger consideration;

•	the unit purchase options granted to Early Bird Capital, Inc. in connection with the IPO will convert into a replacement option from Aina Le’a to acquire AL Common Stock and Replacement Warrants, with the number of shares and exercise price thereunder equitably adjusted based on the Per Share Merger Consideration; and

•	holders of Origo’s outstanding convertible promissory notes, if converted in connection with the Closing, will receive AL Common Stock and Replacement Warrants for such conversion in lieu of Origo Units based on the Per Share Merger Consideration.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by each of Origo, Aina Le’a and Merger Sub relating to, among other matters, (1) organization, (2) authorization and binding effect, (3) governmental approvals, (4) no conflicts, (5) capitalization, (6) subsidiaries, (7) SEC filings and financial statements, (8) absence of certain changes, (9) compliance with laws, (10) permits, (11) litigation and orders, (12) taxes, (13) employees and employee benefit plans, (14) intellectual property, (15) real and personal property, (16) material contracts, (17) related party transactions, (18) the Investment Company Act, (19) finders and brokers and (20), with respect to Origo only, the trust account. Aina Le’a and Merger Sub also made representations and warranties regarding (1) development, land use and development property sales, (2) environmental matters, (3) title to and sufficiency of assets, (4) insurance, (5) top customers and suppliers, (6) Merger Sub obligations, (7) EB-5 program compliance, (8) information supplied and (9) full disclosure. Certain of the representations and warranties are qualified by the representing party’s knowledge and/or by materiality or material adverse effect. The representations and warranties made by the parties do not survive the Closing.

Covenants of the Parties

Each party agreed in the Merger Agreement to use their commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, including covenants regarding (1) the provision of access to their properties, books and personnel, (2) confidentiality, (3) the operation of their respective businesses in the ordinary course of business, (3) filing their reports required by the Securities and Exchange Act of 1934, as amended, provision of interim financial statements, and efforts regarding Nasdaq listing requirements, (4) no solicitation of other competing transactions, (5) notifications of certain breaches, consent requirements or other matters, (6) efforts to consummate the Closing and obtain third party and regulatory approvals, (7) further assurances, (8) public announcements and (9) use of funds in the trust account.

Origo also agreed to certain covenants with respect to its obligations to file a proxy statement for an extraordinary general meeting of its shareholders to approve the Merger Agreement and the related transactions (the “Proxy Statement”) and Aina Le’a agreed to certain covenants with respect to its obligations to file a registration statement on Form S-4 (the “Registration Statement”) to register the issuance of the AL Common Stock, and to the extent applicable, the Replacement Warrants (and the shares of AL Common Stock issuable upon the exercise of such Replacement Warrants). Pursuant to the Merger Agreement, if Origo believes that the Closing will most likely not occur prior to March 12, 2017, but that the parties are reasonably capable of causing the Closing to occur after March 12, 2017 but prior to June 12, 2017 (or such earlier date as agreed by the parties, the “Extension Date”), Origo may at its sole election with the reasonable consent of Aina Le’a, call an extraordinary general meeting of Origo’s shareholders to extend the deadline for Origo to consummate its initial business combination from March 12, 2017 to the Extension Date (the “Extension”), offer to redeem its public shareholders in connection with such Extension and file any proxy statement or other filings in connection therewith.

The parties agreed to take all necessary actions so that the board of directors of Aina Le’a as of the Closing will consist of seven directors, a majority of which shall be independent directors in accordance with Nasdaq requirements, and two of which independent directors will be designated by Origo prior to the Effective Time. The two independent directors designated by Origo will also have the right to select two persons as observers to Aina Le’a’s board of directors.

Aina Le’a also agreed to have its board of directors adopt on behalf of Aina Le’a prior to the Closing a new equity incentive plan reasonably acceptable to Origo, and to submit such new plan to its stockholders for their ratification and approval at the first meeting of Aina Le’a’s stockholders to occur after the Closing.

Conditions to Closing of the Merger

The obligations of each party to consummate the Merger are subject to the satisfaction or waiver of customary conditions and closing deliverables, including (1) the Registration Statement having been declared and remaining effective, (2) Origo’s shareholders having approved the Merger Agreement and the related transactions at the extraordinary general meeting of Origo shareholders, (3) any required governmental and third party approvals having been obtained, (4) Origo having net tangible assets of at least $5,000,001 after giving effect to any redemptions of public shareholders required by Origo’s organizational documents and its IPO prospectus (the “Closing Redemption Offer”), (5) Origo, after giving effect to the Closing Redemption Offer and deducting any unpaid transaction expenses, extension costs and deferred IPO offering costs, having cash and cash equivalents of at least $15,000,000, (6) Origo amending its share escrow agreement entered into in connection with the IPO so that the lock-ups therein apply to the AL Common Stock received as Merger consideration, with the related share prices equitably adjusted for the Per Share Merger Consideration, (7) the accuracy of the other set of parties’ respective representations and warranties (subject to certain materiality qualifiers) and compliance with its covenants under the Merger Agreement in all material respects, (8) no event having occurred since the date of the Merger Agreement resulting in a material adverse effect upon the business, assets, liabilities, results of operations, prospects or condition of the other party and its subsidiaries, taken as a whole, or the other party’s ability to consummate the transactions contemplated by the Merger Agreement and ancillary documents on a timely basis (subject in each case to customary exceptions) (a “Material Adverse Effect”).

The obligation of Origo to consummate the Merger is subject to satisfaction or waiver of the following conditions: (1) stockholders (or group of stockholders) of Aina Le’a that immediately prior to the Effective Time beneficially own at least 5% of the issued and outstanding shares of Aina Le’a or that are executive officers of Aina Le’a will enter into lock-up agreements subjecting them to transfer restrictions substantially identical to those imposed under Origo’s share escrow agreement (as amended in connection with the Closing), (2) evidence of the termination of a certain outstanding Aina Le’a material contract, and (3) certain other agreements, insurance policies, tax filings and deliverables in connection with Aina Le’a’s real estate development and sale operations.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior the Closing, including among other reasons, (1) by either Origo or Aina Le’a if the Closing has not occurred on or prior to March 12, 2017 (or, if Origo seeks and receives the approval of its shareholders for the Extension, the Extension Date), (2) by either party for the other party’s uncured breach (subject to certain materiality qualifiers), (3) by Origo if there has been a Material Adverse Effect on Aina Le’a or its subsidiaries since the date of the Merger Agreement after the date of the Merger Agreement which is uncured and continuing, or (4) by Origo if it holds (A) its extraordinary meeting of shareholders and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions or (B) a meeting for the Extension and it does not receive the requisite vote of its shareholders to approve the Extension.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for certain obligations related to confidentiality, public announcements and general provisions) will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Merger Agreement prior to termination. There are no termination fees in connection with the termination of the Merger Agreement.

OAC Representative

Jose Aldeanueva, is serving as the OAC Representative under the Merger Agreement, and in such capacity will represent holders of Origo securities immediately prior to the Effective Time with respect to certain matters under the Merger Agreement and the ancillary documents to which he is a party in such capacity.

Trust Account Waiver

Aina Le’a and Merger Sub agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Origo’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof.  The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits.  Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Origo Sponsor Group Letter

In connection with the execution of the Merger Agreement, certain members of Origo management (collectively, the “Sponsor Group”) entered into a letter agreement (the “Sponsor Group Letter”) with Aina Le’a and Origo, pursuant to which the Sponsor Group agreed to, immediately prior to the Effective Time, forfeit in the aggregate between 625,000 and 850,000 Origo Ordinary Shares that are part of the 1,050,000 “initial shares” as defined in the IPO prospectus, with the actual amount forfeited based on the amount of cash or cash equivalents available after the Closing Redemption Offer.

A copy of the Sponsor Group Letter is filed with this Current Report on Form 8-K as Exhibit 2.2 and is incorporated herein by reference, and the foregoing description of the Sponsor Group Letter is qualified in its entirety by reference thereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

2.1*	Merger Agreement, dated as of December 19, 2016, by and among Origo Acquisition Corporation, Aina Le’a Inc., Aina Le’a Merger Sub, Inc. and Jose Aldeanueva in his capacity as the OAC Representative

10.1	Letter agreement, dated as of December 19, 2016, by and among Origo Acquisition Corporation, Aina Le’a Inc. and certain stockholders of Origo Acquisition Corporation named therein

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2016	ORIGO ACQUISITION CORPORATION

	By:	/s/Edward J. Fred
Name: Edward J. Fred
Title: Chief Executive Officer